John Hancock Funds II

Supplement dated March 15, 2018 to the current Statement of Additional Information (the SAI), as may be supplemented

Investment Quality Bond Fund (the fund)

The following information modifies the information presented in the Appendix B of the SAI under “Portfolio Managers and Other Accounts Managed” relating to Wellington Management Company LLP regarding the portfolio managers of the fund. The tables reflect other accounts for which each portfolio manager of the fund has day-to-day management responsibilities as of August 31, 2017:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Robert D. Burn	18	$7,031,410,719	20	$2,359,939,505	35	$15,365,057,619
Campe Goodman	17	$7,122,657,040	17	$2,370,530,350	34	$15,761,048,544
Joseph F. Marvan	18	$7,855,670,600	22	$3,383,218,736	62	$29,877,493,965

Other Accounts Managed — Of total listed above, those for which advisory fee is based on performance

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Robert D. Burn	0	$0	0	$0	0	$0
Campe Goodman	0	$0	0	$0	0	$0
Joseph F. Marvan	0	$0	0	$0	0	$0

Ownership of fund shares. As of August 31, 2017, the portfolio managers listed above did not beneficially own any shares of the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.